Exhibit 99.1
For Financial Inquiries:
Lynne Farris
Sybase Investor Relations
(925) 236-8797
lfarris@sybase.com
For Press Inquiries:
April Rassa
Sybase Public Relations
(925) 236-7275
arassa@sybase.com
SYBASE REPORTS SOLID Q1 2006 RESULTS,
DRIVEN BY 30% GROWTH IN MOBILE & WIRELESS BUSINESS
Highlights:
•	Pro Forma EPS increased 14% to $0.25, beating analyst consensus estimates

•	GAAP EPS increased 36% to $0.19

•	Total license revenues increased 7% year-over-year

•	Mobile & wireless license revenues increased 49%
DUBLIN, Calif. — April 27, 2006 — Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and mobile software, today reported financial results for the first quarter ended March 31, 2006.
For the 2006 first quarter, total license revenue increased 7% to $66.9 million from $62.7 million in the first quarter of 2005. Total revenues for the 2006 first quarter increased 2% to $195.0 million from $191.9 million for the first quarter of 2005.
Operating income calculated in accordance with generally accepted accounting principles (GAAP) for the first quarter of 2006 was $18.9 million, compared with GAAP operating income of $20.3 million for the year-ago quarter. Results for the 2006 first quarter include the impact of $3.5 million associated with implementation of FAS 123R. GAAP net income for the 2006 first quarter increased 30% to $17.3 million, or GAAP EPS of $0.19, compared with GAAP net income of $13.3 million, or GAAP EPS of $0.14 for the 2005 first quarter.

Pro forma operating income was $28.4 million, compared with pro forma operating income of $28.1 million in the first quarter of 2005. Pro forma net income for the first quarter increased 10% to $22.7 million, or earnings per diluted share of $0.25. This compares with pro forma net income of $20.6 million, or earnings per diluted share of $0.22, for the 2005 first quarter.
Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the 2006 first quarter.
“We’re very pleased with the ongoing strength of our mobile and wireless business, with license revenues increasing 49% year over year,” said John Chen, chairman, CEO, and president of Sybase. “Performance was driven by accelerating demand for our mobile database, device and security management, AvantGo on-demand services, as well as the recent acquisition of Extended Systems.”
Added Mr. Chen, “We expect solid growth in our data management business in the second half of this year. We believe this growth will be principally driven by ASE 15.0 and its options, including encryption and partitioning, combined with strength in those solutions that help customers extract data from various data sources and make that information available to the mobile worker.
“Based on these results and the strength of our fundamentals, we remain confident in our ability to achieve our revenue, margin, cash flow, and profitability targets for the year,” concluded Mr. Chen.
Balance Sheet and Other Data
At March 31, 2006, Sybase reported $907.8 million in cash and cash investments, including restricted cash of $5.3 million. The company generated $73.4 million in cash flow from operations in the first quarter.
Sybase repurchased approximately $24.7 million worth of its stock during the 2006 first quarter. As of March 31, 2006, approximately $34.9 million remained authorized in the company’s current share repurchase program.
Days sales outstanding for the first quarter was 63 days.

Forward Guidance
For the second quarter ended June 30, 2006, management anticipates revenues will range from $210 to $215 million, with pro forma fully diluted EPS of approximately $0.30. GAAP EPS is estimated to be approximately $0.24, which would include the impact of expensing options under FAS 123R.
For the 12-month period ended December 31, 2006, management estimates total revenue growth of 6%, fully diluted pro forma EPS of approximately $1.29, GAAP EPS of approximately $1.07, and cash flow from operations of approximately $170 million.
Conference Call and Webcast Information
The Sybase 2006 first quarter conference call and simultaneous Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Thursday, April 27, 2006. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference call ends and will be available until 10:00 p.m. Pacific Time on May 4, 2006. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #3767734. Additionally, the archived Webcast will be available through July 19, 2006 at http://www.sybase.com/about_sybase/investorrelations.
About Sybase, Inc.
Sybase is the largest global enterprise software company exclusively focused on managing and mobilizing information from the data center to the point of action. Sybase provides open, cross-platform solutions that securely deliver information anytime, anywhere, enabling customers to create an information edge. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website at http://www.sybase.com.
Forward-Looking Statements
Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; possible disruptive effects of organizational or personnel changes; and other factors described in Sybase, Inc.’s reports filed with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005.

Sybase Q1 2006 Announcement Highlights
Sybase announcements during the first quarter of 2006 underscored the company’s leadership in the mobile marketplace, including the announcement of RFID Enterprise 2.0 — a comprehensive RFID solution that enables companies to meet the design, deployment and integration challenges presented by enterprise-scale RFID deployments. Sybase was honored with the 2005 LinuxWorld Magazine Readers’ Choice Award for “Best Linux Database,” with Adaptive Server® Enterprise (ASE) triumphing over offerings from MySQL, Oracle, and Ingres/Computer Associates. Also, Sybase announced PowerDesigner® 12.0, an all-in-one modeling and design solution for enterprises that need to build or re-engineer business applications quickly, cost-effectively and consistently.
Mobile Enterprise Initiatives
•	Debuted RFID Enterprise 2.0, a comprehensive RFID solution that enables companies to meet the design, deployment and integration challenges presented by enterprise-scale RFID deployments:

http://www.sybase.com/detail?id=1039486

•	Achieved certified integration of RFID Anywhere™ 2.0 with SAP’s Auto-ID Infrastructure (AII), allowing end-users easier access and increased ability to manage collected data from various RFID devices:

http://www.sybase.com/detail?id=1038931

•	Introduced new version of Afaria® frontline management and security solution with expanded breadth of functionality available for managing mobile devices:

http://www.sybase.com/detail?id=1039955

•	Debuted RFID Anywhere Appliance Edition which brings intelligence and manageability to RFID devices, enhancing performance and reducing operating costs for enterprises deploying RFID solutions:

http://www.sybase.com/detail?id=1039177

•	Introduced general availability of the AvantGo® Travel Guide, further demonstrating the company’s dedication to offering applications that will enable business professionals to have ‘always available’ access to important information:

http://www.sybase.com/detail?id=1039898

•	Announced availability of the AvantGo Windows Mobile Smartphone beta, enabling Windows Mobile Smartphone with access to over a thousand websites optimized for reading on their phone, including news, weather, sports, and more from the world’s leading media:

http://www.sybase.com/detail?id=1039968

•	Unveiled RFID University, a series of free technical webcasts targeted to educate developers on various aspects of RFID development to enable them to jumpstart their RFID projects; RFID University sponsors include leading industry vendors AWID, Printronix, Symbol Technologies, ThingMagic and Zebra:

http://www.sybase.com/detail?id=1039498

•	Joined UWB Forum and WiMedia Alliance Ultrawideband standards bodies to offer customers high-bandwidth, short-range wireless communications:

http://www.sybase.com/detail?id=1038817

Database/Developer Initiatives
•	Announced general availability of Quest Software’s Sybase Database Expert Option and Sybase SQL Expert Option for Sybase ASE 15.0 to help deliver optimal database performance and enable rapid migration to ASE 15:

http://www.sybase.com/detail?id=1039254

•	Announced PowerDesigner 12.0, an all-in-one modeling and design solution for enterprises that need to build or re-engineer business applications quickly, cost-effectively and consistently:

http://www.sybase.com/detail?id=1038932

•	Announced its “Advantage Developer Days 2006” seminar series to provide developers with in-depth knowledge on how to use and exploit the new and improved features introduced in Advantage 8.0:

http://www.sybase.com/detail?id=1039897
New Customers and Partners
•	Announced that by using Sybase IQ at the core of its new high speed version of TrueStandings Securities, LoanPerformance, a subsidiary of First American Real Estate Solutions and a leader in residential mortgage data and analytics, can run analyses and reports up to one hundred times faster than previous generations:

http://www.sybase.com/detail?id=1038937

•	Created a partnership with Applied Wireless Identifications, Inc. to jointly develop next generation intelligent RFID readers:

http://www.sybase.com/detail?id=1039179
Industry Accolades
•	Received the 2005 LinuxWorld Magazine Readers’ Choice Award for “Best Linux Database,” ASE triumphed over offerings from MySQL, Oracle and Ingres/Computer Associates:

http://www.sybase.com/detail?id=1038952

•	Honored by CCID Consulting and China Computer Users Magazine at the China IT Users Annual Conference with four prestigious for Sybase ASE and Sybase IQ

•	Received recognition from leading IT market research advisory firm IDC as the leader in mobile device management enterprise software with higher revenues and market share in a top 10 list that makes up more than three-fourths of the market and is dominated by large systems management vendors:

http://www.sybase.com/detail?id=1038819

•	Awarded MobileTrax’s annual 2006 Mobility Awards for the AvantGo mobile Internet service and Sybase’s acquisition of Extended Systems:

http://www.sybase.com/detail?id=1039250
Sybase, Adaptive Server Enterprise, Afaria, AvantGo, PowerDesigner, and RFID Anywhere are trademarks of Sybase, Inc. or its subsidiaries. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended March 31, 2006				Three Months Ended March 31, 2005
(In thousands, except per share data)	Pro forma				Pro forma
	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$66,888	—		$66,888	$62,708	—		$62,708
Services	128,120	—		128,120	129,203	—		129,203

Total revenues	195,008	—		195,008	191,911	—		191,911

Costs and expenses:
Cost of license fees	12,792	(2,447)	a	10,345	14,258	(4,710)	a	9,548
Cost of services	38,352	(680)	b	37,672	40,340	(67)	b	40,273
Sales and marketing	61,355	(996)	b	60,359	59,578	(93)	b	59,485
Product development and engineering	36,997	(593)	b	36,404	33,527	(9)	b	33,518
General and administrative	24,987	(3,156)	b	21,831	22,233	(1,288)	b	20,945
Amortization of other purchased intangibles	1,546	(1,546)	a	—	1,677	(1,677)	a	—
Cost (Reversal) of restructure	34	(34)	c	—	(8)	8	c	—

Total costs and expenses	176,063	(9,452)		166,611	171,605	(7,836)		163,769

Operating income	18,945	9,452		28,397	20,306	7,836		28,142

Interest income and expense and other, net	6,058	—		6,058	3,108	—		3,108

Income before income taxes	25,003	9,452		34,455	23,414	7,836		31,250

Provision for income taxes	7,751	3,964	d	11,715	10,068	557	d	10,625

Net income	$17,252	$5,488		$22,740	$13,346	$7,279		$20,625

Basic net income per share	$0.19	$0.06		$0.25	$0.14	$0.08		$0.22

Shares used in computing basic net income per share	89,637	89,637		89,637	92,669	92,669		92,669

Diluted net income per share	$0.19	$0.06		$0.25	$0.14	$0.08		$0.22

Shares used in computing diluted net income per share	92,041	92,041		92,041	95,134	95,134		95,134

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) stock-based compensation expense; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(In thousands, except share and per share data)	2006	2005
	(Unaudited)

Current assets:
Cash and cash equivalents	$505,903	$398,741
Short-term investments	312,513	342,247

Total cash, cash equivalents and short-term cash investments	818,416	740,988

Restricted cash	2,707	2,773
Accounts receivable, net	136,894	167,790
Deferred income taxes	4,691	5,523
Other current assets	23,149	16,876

Total current assets	985,857	933,950

Long-term cash investments	84,049	118,948
Restricted long-term cash investments	2,600	2,600
Property, equipment and improvements, net	58,178	59,178
Deferred income taxes	27,040	24,879
Capitalized software, net	66,211	65,911
Goodwill, net	239,308	238,864
Other purchased intangibles, net	83,589	87,562
Other assets	39,818	38,722

Total assets	$1,586,650	$1,570,614

Current liabilities:
Accounts payable	$10,357	$10,353
Accrued compensation and related expenses	37,556	51,983
Accrued income taxes	27,510	31,398
Other accrued liabilities	69,452	78,040
Deferred revenue	226,728	188,929

Total current liabilities	371,603	360,703

Other liabilities	40,871	40,339
Long-term deferred revenue	4,947	5,663
Minority interest	5,079	5,079
Convertible subordinated notes	460,000	460,000

Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2005 - 105,337,362)	105	105
Additional paid-in capital	946,235	953,771
Accumulated earnings	29,952	16,195
Other comprehensive income	20,840	19,231
Less: Cost of treasury stock (15,518,440 shares and 2005 - 14,806,217)	(292,982)	(277,510)
Unearned compensation	—	(12,962)

Total stockholders’ equity	704,150	698,830

Total liabilities and stockholders’ equity	$1,586,650	$1,570,614

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2006	2005

Revenues:
License fees	$66,888	$62,708
Services	128,120	129,203

Total revenues	195,008	191,911

Costs and expenses:
Cost of license fees	10,345	9,548
Cost of services	37,672	40,273
Sales and marketing	60,359	59,485
Product development and engineering	36,404	33,518
General and administrative	21,831	20,945

Total costs and expenses	166,611	163,769

Operating income	28,397	28,142

Interest income and expense and other, net	6,058	3,108

Income before income taxes	34,455	31,250

Provision for income taxes	11,715	10,625

Net income	$22,740	$20,625

Basic net income per share	$0.25	$0.22

Shares used in computing basic net income per share	89,637	92,669

Diluted net income per share	$0.25	$0.22

Shares used in computing diluted net income per share	92,041	95,134

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., and Extended Systems, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2006	2005

Revenues:
License fees	$66,888	$62,708
Services	128,120	129,203

Total revenues	195,008	191,911

Costs and expenses:
Cost of license fees	12,792	14,258
Cost of services	38,352	40,340
Sales and marketing	61,355	59,578
Product development and engineering	36,997	33,527
General and administrative	24,987	22,233
Amortization of other purchased intangibles	1,546	1,677
Cost (Reversal) of restructure	34	(8)

Total costs and expenses	176,063	171,605

Operating income	18,945	20,306

Interest income and expense and other, net	6,058	3,108

Income before income taxes	25,003	23,414

Provision for income taxes	7,751	10,068

Net income	$17,252	$13,346

Basic net income per share	$0.19	$0.14

Shares used in computing basic net income per share	89,637	92,669

Diluted net income per share	$0.19	$0.14

Shares used in computing diluted net income per share	92,041	95,134

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	March 31,
(Dollars in thousands)	2006	2005
Cash and cash equivalents, beginning of year	$398,741	$321,417
Cash flows from operating activities:
Net income	17,252	13,346
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,012	20,539
(Gain) Loss on disposal of assets	(381)	327
Deferred income taxes	(1,329)	(2,083)
Stock-based compensation — restricted stock	1,956	1,457
Stock-based compensation — all other	3,469	—
Amortization of note issuance costs	492	202
Changes in assets and liabilities:
Accounts receivable	31,048	29,853
Other current assets	(6,273)	(6,527)
Other assets — operating	(1,589)	877
Accounts payable	4	595
Accrued compensation and related expenses	(14,427)	(11,486)
Accrued income taxes	(3,678)	9,472
Other accrued liabilities	(8,851)	(7,747)
Deferred revenues	37,083	19,058
Other liabilities	582	2,082

Net cash provided by operating activities	73,370	69,965
Cash flows from investing activities:
(Increase) Decrease in restricted cash	66	(82)
Purchases of available-for-sale cash investments	(171,467)	(404,594)
Maturities of available-for-sale cash investments	101,297	99,297
Sales of available-for-sale cash investments	134,618	451
Business combinations, net of cash acquired	(23)	—
Purchases of property, equipment and improvements	(4,622)	(3,757)
Proceeds from sale of fixed assets	2	10
Capitalized software development costs	(8,542)	(9,588)
Decrease in other assets — investing	1	1

Net cash provided by (used for) investing activities	51,330	(318,262)
Cash flows from financing activities:
Proceeds from the issuance of convertible subordinated notes, net of issuance costs	—	450,529
Repayments of long-term obligations	(14)	—
Payments on capital lease	(77)	(79)
Net proceeds from the issuance of common stock and reissuance of treasury stock	5,699	10,085
Purchases of treasury stock	(24,665)	(129,942)

Net cash provided by (used for) financing activities	(19,057)	330,593
Effect of exchange rate changes on cash	1,519	(8,827)

Net increase in cash and cash equivalents	107,162	73,469

Cash and cash equivalents, end of period	505,903	394,886
Cash investments, end of period	396,562	496,409

Total cash, cash equivalents and cash investments, end of period	$902,465	$891,295

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere		Consolidated
Revenues:	Platform Group	Solutions	Eliminations	Total
License fees
Infrastructure	$44,175	$39	$—	$44,214
Mobile and Embedded	5,253	17,421	—	22,674

Subtotal license fees	49,428	17,460	—	66,888
Intersegment license revenues	22	4,348	(4,370)	—

Total license fees	49,450	21,808	(4,370)	66,888

Services
Direct service revenue	116,837	11,283	—	128,120
Intersegment service revenues	49	6,137	(6,186)	—

Total services	116,886	17,420	(6,186)	128,120

Total revenues	166,336	39,228	(10,556)	195,008

Total allocated costs and expenses	143,712	34,135	(10,556)	167,291

Operating income before unallocated costs	$22,624	$5,093	$—	$27,717

Other unallocated cost savings				(680)

Operating income after unallocated expenses				28,397

Interest income and expense and other, net				6,058

Income before income taxes				34,455

Provision for income taxes				11,715

Net income				$22,740

Basic net income per share				$0.25

Shares used in computing basic net income per share				89,637

Diluted net income per share				$0.25

Shares used in computing diluted net income per share				92,041

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., and Extended Systems, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere		Consolidated
Revenues:	Platform Group	Solutions	Eliminations	Total
License fees
Infrastructure	$44,175	$39	$—	$44,214
Mobile and Embedded	5,253	17,421	—	22,674

Subtotal license fees	49,428	17,460	—	66,888
Intersegment license revenues	22	4,348	(4,370)	—

Total license fees	49,450	21,808	(4,370)	66,888

Services
Direct service revenue	116,837	11,283	—	128,120
Intersegment service revenues	49	6,137	(6,186)	—

Total services	116,886	17,420	(6,186)	128,120

Total revenues	166,336	39,228	(10,556)	195,008

Total allocated costs and expenses before cost of restructure and amortization of customer lists and purchased technology	143,712	34,135	(10,556)	167,291

Operating income before cost of restructure and amortization of customer lists and purchased technology	22,624	5,093	—	27,717

Cost of restructure - 2006 Activity	34	—	—	34
Amortization of customer lists	500	1,046	—	1,546
Amortization of purchased technology	483	1,964	—	2,447

Operating income before unallocated costs	$21,607	$2,083	$—	$23,690

Other unallocated costs				4,745

Operating income after unallocated expenses				18,945

Interest income and expense and other, net				6,058

Income before income taxes				25,003

Provision for income taxes				7,751

Net income				$17,252

Basic net income per share				$0.19

Shares used in computing basic net income per share				89,637

Diluted net income per share				$0.19

Shares used in computing diluted net income per share				92,041